SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated March 26, 2009, is among Resource America, Inc., a Delaware corporation (“Borrower”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A., a national banking association, in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (each such  financial institution, individually each being a “Lender” and collectively all being “Lenders”).

BACKGROUND

A. Pursuant to the terms of a certain Loan and Security Agreement dated May 24, 2007 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower, inter alia, a revolving line of credit (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B. The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C. Borrower has requested that Agent and Lenders modify, in certain respects, the terms of the Loan Agreement and Agent and Lenders have agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1. Amendments to Loan Agreement.  Upon the effectiveness of this Amendment:

a. Section 1 of the Loan Agreement shall be amended by deleting the definitions of Adjusted Revolving Credit Base Rate, Maximum Revolving Credit Amount, Revolving Credit LIBOR Rate and Revolving Credit Maturity Date and replacing each as follows:

Adjusted Revolving Credit Base Rate - The Base Rate plus two hundred twenty-five (225) basis points.

Maximum Revolving Credit Amount – Subject to Section 2.9(b), the aggregate sum of each Lender’s Revolving Credit Pro Rata Share, which in no event shall exceed in the aggregate Forty-Five Million Dollars ($45,000,000).

Revolving Credit LIBOR Rate - The Adjusted LIBOR Rate plus three hundred fifty (350) basis points.

Revolving Credit Maturity Date - May 31, 2009.

b. Schedule A to the Loan Agreement shall be replaced in its entirety with Schedule A as attached to this Amendment.

c. Section 6.8 of the Loan Agreement shall be amended by deleting subsection (a) and replacing it as follows:

(a) Consolidated Net Worth - Borrower shall maintain at all times Consolidated Net Worth, to be tested quarterly at the end of each fiscal quarter, of not less than the following amounts for the following periods:

December 31, 2008 through June 29, 2009        $135,000,000

2. Representations and Warranties.  Borrower warrants and represents to Agent and Lenders that:

a. Prior Representations. Borrower, by its execution of this Amendment, reconfirms all warranties and representations made to Lenders under the Loan Agreement and the other Loan Documents and restates such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the obligations due to Secured Parties are indefeasibly paid and satisfied in full.

b. Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

c. Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

d. No Default.  No Default or Event of Default exists.

3. Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower's now owned or hereafter acquired, created or arising Collateral as described in Section 3 of the Loan Agreement.

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4. Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on March 25, 2009, it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $43,600,000.00 without any deduction, defense, setoff, claim or counterclaim of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

5. Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated May 24, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby.

6. Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

a. Execution and delivery of this Amendment by the parties hereto;

b. Payment by Borrower of all of Agent’s Expenses;

c. Payment by Borrower to Agent (for the benefit of Lenders) of a non-refundable amendment fee of $45,000, of which $15,000 is for the account of U.S. Bank, National Association and $30,000 is for the account of TD Bank, N.A., and

d. Such other items as Agent may reasonably require.

7. Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

8. Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

9. Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

10. Release.  As further consideration for the agreement of Agent, Issuing Bank and Lenders to enter into this Amendment, Borrower (and by its execution below, each Subsidiary Guarantor) hereby waives, releases, and discharges Agent, Issuing Bank and each Lender, all affiliates of Agent, Issuing Bank and each Lender and all of the directors, officers, employees, attorneys and agents of Agent, Issuing Bank and each Lender and all affiliates of such Persons, from any and all claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.

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11. Waiver of Jury Trial:  BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:
Resource America, Inc.

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Senior Vice President - Finance & Operations

AGENT:
TD BANK, N.A. (successor by merger to Commerce Bank, N.A.)

By:  /s/ Gerard L. Grady
Name:  Gerard L. Grady
Title:    Senior Vice President

LENDERS:
TD BANK, N.A. (successor by merger to Commerce Bank, N.A.), as Lender

By:  /s/ Gerard L. Grady
Name:  Gerard L. Grady
Title:    Senior Vice President

U.S. Bank, National Association, as Lender

By:  /s/ Joseph L. Svehla
Name:  Joseph L. Svehla
Title:    Vice President

AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Vice President & CFO

Chesterfield Mortgage Investors, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Coredo Capital Management, LLC

By:  /s/ Jeffrey Blomstrom
Name:  Jeffrey Blomstrom
Title:    President

Ischus Capital Management, LLC

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   CFO

RAI Ventures, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    SVP

RCP Financial, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Credit Management, LLC

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    SVP

Resource Capital Manager, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    SVP

Resource Capital Investor, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    SVP

Resource Capital Partners, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    SVP

Resource Credit Partners GP, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    CFO

Resource Financial Institutions Group,  Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    EVP

Resource Financial Fund Management, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    SVP and CFO

Resource Housing Investors I, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Housing Investors II, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors III, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Housing Investors IV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Leasing, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Treasurer

Resource Programs, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties VIII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XIV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XVII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXIV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXVI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXX, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties XXXI, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties XXXIII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XL, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLIX, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties 54, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:  President

Resource Properties XLVII, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Real Estate, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Real Estate Funding, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Treasurer

Resource Real Estate Holdings, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Rittenhouse, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Real Estate Management, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

RRE1 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

RRE2 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

SCHEDULE “A”

Lenders	Pro Rata Percentage	Revolving Credit Pro Rata Share

TD Bank, N.A.	66.66666666%	$30,000,000.00

U.S. Bank, National Association	33.33333334%	$15,000,000.00

(Schedule A to Loan and Security Agreement)